UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

HILTON GRAND VACATIONS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 10, 2017.

HILTON GRAND VACATIONS INC.

HILTON GRAND VACATIONS INC.

5323 MILLENIA LAKES BLVD.

SUITE 400

ORLANDO, FL 32839

Meeting Information

Meeting Type:            Annual Meeting

For holders as of:       March 15, 2017

Date:    May 10, 2017

Time:   9:00 a.m., Eastern Time

Location:    Hilton Grand Vacations Inc. Headquarters

                    5323 Millenia Lakes Blvd.

                    Orlando, Florida 32839

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report            2. Notice and Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2017 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements. You will need proof of identification along with either this Notice, your Proxy Card or proof of ownership as of the record date. Please check the Proxy Statement for any special requirements for meeting attendance. To obtain directions to the meeting, please contact Investor Relations at 1-407-722-3327 or HGV_IR@hgvc.com. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Telephone: To vote now by Telephone, use a touch-tone telephone to call 1-800-690-6903. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote “FOR” the following:

1.	Election of Directors

Nominees:

01)	Mark D. Wang	05)	David W. Johnson
02)	Leonard A. Potter	06)	Mark H. Lazarus
03)	Brenda J. Bacon	07)	Pamela H. Patsley
04)	Kenneth A. Caplan	08)	Paul W. Whetsell

The Board of Directors recommends you vote “FOR” Proposals 2, 3, 4 and 5, and for “ONE YEAR” with respect to Proposal 6:

2.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017.

3.	Amend the Hilton Grand Vacations Inc. 2017 Omnibus Incentive Plan and re-approve the terms thereof for purposes of potentially qualifying certain executive compensation for deductibility under Section 162(m) of the Internal Revenue Code.

4.	Approve the Hilton Grand Vacations Inc. 2017 Employee Stock Purchase Plan.

5.	Approve, by non-binding vote, the compensation paid to the Company’s named executive officers.

6.	Determine, in a non-binding advisory vote, whether a non-binding stockholder vote to approve the compensation paid to the Company’s named executive officers should occur every one, two or three years.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.